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                                  EXHIBIT 10.1

                        AGREEMENT AND THIRD AMENDMENT TO
                                CREDIT AGREEMENT

         This Agreement and Third Amendment to Credit Agreement (this "Amendment") dated as of November 18, 2004 among the financial institutions (collectively, the "Banks") party to the Credit Agreement (as such term is hereinafter defined); INTEGRATED ELECTRICAL SERVICES, INC. (the "Borrower"), and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA, with its main office in Chicago, Illinois), as administrative agent (in such capacity, the "Administrative Agent") for the Banks;

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Banks and the Administrative Agent executed and delivered that certain Credit Agreement (as heretofore amended and supplemented, the "Credit Agreement") dated as of February 27, 2004;

         WHEREAS, the Borrower anticipates raising up to $50,000,000 in aggregate outstanding principal amount of Senior Convertible Notes; and

         WHEREAS, the Borrower, the Banks and the Administrative Agent now desire to amend the Credit Agreement to (a) allow for the issuance of such Debt;
(b) provide for the application of part of the proceeds thereof; and (c) otherwise amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

         Section 1. Section 1.1 of the Credit Agreement is hereby amended to add thereto the following definition, which shall read in its entirety as follows:

                  "Initial Issuance Senior Convertible Notes" means the first $36,000,000 of Senior Convertible Notes to be issued by the Borrower.

                  "Optional Issuance Senior Convertible Notes" means any Senior Convertible Notes issued by the Borrower other than the Initial Issuance Senior Convertible Notes.

                  "Senior Convertible Note Indenture" means the Indenture dated as of November 22, 2004 among the Borrower, certain of its Subsidiaries and The Bank of New York, as trustee, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith, all relating to the Senior Convertible Notes.
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                  "Senior Convertible Notes" means the outstanding 6.5% Senior
         Convertible Notes due 2014 issued by the Borrower, together with the subsidiary guarantees thereof.

         Section 2. Clause (d) of the definition of "Permitted Debt" contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (d) Debt in the form of Subordinated Debt, the Senior Subordinated Notes and up to $50,000,000 in principal amount of outstanding Senior Convertible Notes;

         Section 3. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "Debt" means, with respect to any Person, without duplication,
         (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services (other than trade debt and normal operating liabilities incurred in the ordinary course of business), (d) obligations of such Person as lessee under Capital Leases, (e) obligations of such Person under or relating to letters of credit, (f) obligations of such Person under or relating to guaranties, purchase agreements, or other assurances in favor of obligees of the kinds of indebtedness and obligations referred to in clauses (a) through (e) of this definition, (g) nonrecourse indebtedness or obligations of others of the kinds referred to in clauses (a) through
         (f) of this definition secured by any Lien on or in respect of any property of such Person, and (h) obligations of such Person evidenced by preferred stock or other equity interests in such Person which provide for mandatory redemption, mandatory payment of dividends, or similar rights to the payment of money; provided, however, that in each instance such term shall not mean or include any Debt in respect of which monies sufficient to pay and discharge the same in full (either on the expressed date of maturity thereof or on such earlier date as such Debt may be duly called for redemption and payment) shall be deposited with the trustee under the Senior Convertible Note Indenture or appropriate Senior Subordinated Note Indenture, if relevant, or otherwise a depository, agency or trustee acceptable to the Administrative Agent, in each case in trust for the payment thereof. For the purposes of determining the amount of any Debt, the amount of any Debt described in clauses (e) and (f) of this definition shall be valued at the maximum amount of the contingent liability thereunder, the amount of any Debt described in clause (g) that is not covered by clause (e) or (f) shall be valued at the lesser of the amount of the Debt secured or the book value of the property securing such Debt, and the amount of any Debt described in clause (h) shall be valued at the stated redemption value of such Debt as of the date of determination.

                  "Fixed Charges" means, with respect to any Person and as of the last day of any fiscal quarter, the sum of (a) the current maturities of Debt (other than the

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         Revolving Loan, if relevant) of such Person as of such date plus (b)
         principal payments on the Senior Subordinated Notes (not including (x) principal payments made with the proceeds of Junior Interests Sales and
         (y) principal payments (including, for purposes of this definition, any cash paid in connection with a conversion of any Senior Convertible
         Note) in connection with the Contemplated Senior Subordinated Note Retirement), Senior Convertible Notes and the Subordinated Debt for the preceding four fiscal quarters then ending plus (c) Interest Expense of such Person for the preceding four fiscal quarters then ending.

                  "Prepayment Proceeds" means (a) all net cash proceeds (including, if applicable, cash proceeds received over time as and when the same are received) from an Asset Sale; (b) 75% of all net cash proceeds (including, if applicable, cash proceeds received over time as and when the same are received) from Eligible Junior Interest Sales;
         (c) $6,000,000 upon the issuance of the Initial Issuance Senior Convertible Notes, and (d) an amount equal to the outstanding principal amount of the Optional Issuance Senior Convertible Notes upon the issuance of the Optional Issuance Senior Convertible Notes.

         Section 4. Section 2.1(c)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (ii) Upon any Asset Sale, Junior Interests Sale or issuance of Senior Convertible Notes by any Restricted Entity consummated before the payment in full of the Term Loan, the Borrower shall use the Prepayment Proceeds to prepay, on the date of the receipt of such proceeds, (A) first, the principal of the Prime Rate Tranche with respect to the Term Loan; (B) second, the principal of the LIBOR Tranches of the Term Loan, selected in such order as to minimize the unpaid accrued interest thereon and costs to be paid by the Borrower pursuant to Section 2.7 (and such unpaid accrued interest and costs shall be in addition to the mandatory prepayment due under this Section 2.1(c)(ii)); (C) third, the unpaid accrued interest on the Prime Rate Tranche with respect to the Term Loan, and (D), fourth, the unpaid principal of and accrued interest on the Revolving Loan as required by
         Section 2.2(c)(ii); none of the requirements of Section 2.1(c)(i) with respect to the prepayment of the Term Loan shall be applicable to mandatory prepayments under this Section 2.1(c)(ii).

         Section 5. Section 2.2(e) of the Credit Agreement is hereby amended to add the following sentences after the first sentence of such Section:

         The Revolving Loan Commitment shall be reduced by $6,000,000 upon the issuance of the Initial Issuance Senior Convertible Notes and by the principal amount of all issued Optional Issuance Senior Convertible Notes. Immediately upon each receipt of Prepayment Proceeds from an Asset Sale, the Revolving Loan Commitment shall be reduced by the amount of such Prepayment Proceeds.

         Section 6. Section 5.2(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

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                  (k) Indentures. (i) As soon as available, a complete and
         correct copy of the Senior Convertible Note Indenture, each of the Senior Subordinated Note Indentures and any Subordinated Debt Indenture; and (ii) no later than 5 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Senior Convertible Note Indenture, the Senior Subordinated Note Indentures or any Subordinated Debt Indenture;

         Section 7. Section 5.5(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (e) Asset Coverage Ratio. As of the last day of each calendar month, the Borrower shall not permit the ratio of (1) the difference of
         (i) 60% (for the months of July through September, 2004) or 65% (for each month after September, 2004) of consolidated Unbonded Accounts Receivable minus (ii) the sum of (A) $6,000,000 if the Borrower has issued the Initial Issuance Senior Convertible Notes plus (B) the principal amount of all issued Optional Issuance Senior Convertible Notes plus (C) an amount equal to the aggregate Prepayment Proceeds from all Asset Sales to (2) the sum of (i) the Revolving Loan plus (ii) the Letter of Credit Exposure plus (iii) the Term Loan plus (iv) the Swing Line Loan to be less than 1.00 to 1. Compliance with this paragraph (e) shall be determined in a report, duly certified by a Responsible Officer of the Borrower and delivered no later than 25 days after the end of the relevant calendar month.

         Section 8. Section 6.1(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (k) Certain Events. (i) There shall occur any default or event of default (and such event or condition is not cured within the applicable grace period, if any), however denominated, under the Senior Convertible Notes, the Senior Subordinated Notes, the Senior Convertible Note Indenture, either Senior Subordinated Note Indenture, any Subordinated Debt or any Subordinated Debt Indenture; (ii) any modification shall be made to the subordination provisions or economic terms of the Senior Convertible Notes, the Senior Subordinated Notes, the Senior Convertible Note Indenture, either Senior Subordinated Note Indenture, any Subordinated Debt or any Subordinated Debt Indenture without the prior written consent of the Majority Banks; (iii) any "Change of Control Offer" (or any other defined term having a similar purpose) as defined in the Senior Convertible Note Indenture, either Senior Subordinated Note Indenture or any Subordinated Debt Indenture shall occur, or (iv) on or after December 31, 2005, the holder of any Senior Convertible Note has the right to convert such Senior Convertible Note to cash on any date on or before the Revolving Loan Maturity Date.

         Section 9. Mandatory Prepayment of Revolving Loan. The Borrower agrees to prepay the Revolving Loan upon the issuance of the Senior Convertible Notes as described in

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this Section. Upon the issuance of the Initial Issuance Senior Convertible
Notes, the Borrower shall prepay the Revolving Loan in the amount of $19,000,000. Such prepayment shall be made on the date of issuance of such Senior Convertible Notes and applied (A) first, to the principal of the Prime Rate Tranche with respect to the Revolving Loan; (B) second, to the principal of the LIBOR Tranches of the Revolving Loan, selected in such order as to minimize the unpaid accrued interest thereon and costs to be paid by the Borrower pursuant to Section 2.7 of the Credit Agreement (and such unpaid accrued interest and costs shall be in addition to the mandatory prepayment due under this Section), and (C) third, the unpaid accrued interest on the Prime Rate Tranche with respect to the Revolving Loan, with any proceeds remaining thereafter to be retained by the Restricted Entities; none of the requirements of Section 2.2(c)(i) of the Credit Agreement with respect to the prepayment of the Revolving Loan shall be applicable to mandatory prepayments under this Section.

         Section 10. Application of Term Loan Prepayment. The $6,000,000 payment due on the Term Loan Advances upon the issuance of the Initial Issuance Senior Convertible Notes shall be applied first to the quarterly installment due on November 30, 2004 and then to the remaining principal installments of the Term Loan in inverse order of maturity.

         Section 11. Deposits. The Borrower shall use its best efforts to cause the aggregate amount of all demand deposits, time deposits, certificates of deposit and money market accounts maintained with financial institutions other than the Banks not to exceed $15,000,000 at any time.

         Section 12. Conditions. This Amendment shall not become effective until
(a) the Borrower has delivered a copy of the executed Senior Convertible Note Indenture to the Administrative Agent, substantially in the form of the draft of November 18, 2004 heretofore delivered to the Administrative Agent; (b) the Borrower has issued the Initial Issuance Senior Convertible Notes; (c) this Amendment has been executed and delivered by the Borrower and the Majority Banks; (d) the Borrower shall have paid to the Administrative Agent, for the account of each Bank executing and delivering this Amendment before the issuance of the Senior Convertible Notes, an amendment fee equal to $140,000 times the quotient of (1) such Bank's Term Loan Advance plus its Revolving Loan Commitment divided by (2) the aggregate Term Loan Advances plus Revolving Loan Commitments of all Banks executing and delivering this Amendment before such time, with such fee to be paid no later than the date of issuance of the Initial Issuance Senior Convertible Notes; (e) the Borrower shall have delivered to the Administrative Agent a certificate of the Secretary or an Assistant Secretary as to the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, and (f) the Administrative Agent shall have received such other documents and instruments as it may reasonably request; provided, however, that if all of such conditions are not satisfied by 5:00 p.m., Houston time, on November 24, 2004, then this Amendment shall be of no force or effect.

         Section 13. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.

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         Section 14. Ratification. Except as expressly amended hereby, the Loan
Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect. In particular, the Borrower acknowledges and agrees that the amendment of certain provisions of the Credit Agreement to allow for the issuance of the Senior Convertible Notes does not constitute an amendment of
Section 5.5 of the Credit Agreement.

         Section 15. Release. The Borrower, for itself and its successors, assigns, receivers, trustees, shareholders, directors, officers, employees and agents, hereby RELEASES, ACQUITS and FOREVER DISCHARGES the Administrative Agent and each Bank, and each of their respective predecessors, successors, assigns, representatives, officers, directors, employees, attorneys and agents (collectively, the Administrative Agent, the Banks and the above-described Persons receiving a release hereunder are hereinafter referred to as the "Released Parties"), from any and all "Claims," as that term is defined below, which the Borrower may have against any of the Released Parties that directly or indirectly arise in connection with the Credit Documents, the transactions contemplated thereby, the Credit Obligations, or the servicing or administration of the Credit Obligations, including, but not limited to, Claims:

         (a) based upon or arising out of breach of contract, breach of commitment, breach of promise or representation, breach of funding commitment or other commitments or breach of obligations of any kind;

         (b) based upon or arising out of tort, violation of law or regulations, unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of commercial reasonableness, or breach of specific relationships, such as a partner, fiduciary, trust or confidential relationship;

         (c) based upon or arising out of fraud, dominion, control, alter ego, instrumentality, misrepresentation, negligent misrepresentation, duress, coercion, undue influence, interference, negligence or gross negligence, business interruption or lost profits, slander, libel or damage to reputation;

         (d) based upon or arising out of estoppel, promissory estoppel or waiver;

         (e) disputing, contesting or objecting to the validity or enforceability of the Credit Obligations or any Credit Document or any claim, rights, remedies, obligations and indebtedness thereunder;

         (f) arising out of, connected with, or resulting from usury or penalty or damages therefor, from any advances or loans, or from the contracting for, charging, taking, reserving, collecting or receiving interest in excess of the Highest Lawful Rate;

         (g) based upon or arising out of any alleged breach by the Administrative Agent or any Bank of an alleged promise to the Borrower regarding the Credit Obligations or the Credit Documents;

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         (h) based upon or arising out of any alleged misrepresentation to the
Borrower relating to the Credit Obligations or the Credit Documents;

         (i) based upon or arising out of any alleged intentional or negligent infliction of mental distress, tortuous interference with contractual relations, tortuous interference with governance or prospective business advantage, or mistake;

         (j) based upon or arising out of any negotiations or discussions between the Borrower, on one hand, and the Administrative Agent or any Bank, on the other hand;

         (k) based upon or arising out of any act, failure to act, event, omission, transfer, payment or transaction occurring on or before the date hereof; and

         (l) for damages, injunctive relief, and attorneys' fees.

The purpose of this Section is to release Claims. Nothing in this Section is an admission of merit or liability regarding any Claim released herein. In any action, claim, lawsuit or proceeding by the Administrative Agent or any Bank to enforce or interpret this Section, (x) the Borrower shall be obligated and liable to pay the attorneys fees and expenses of the Administrative Agent and the Banks and (y) the Administrative Agent and the Banks, in addition to all other relief, shall be entitled to an award against the Borrower for their attorneys' fees and expenses, including attorneys' fees and costs on appeal.

         Section 16. Claims. As used herein, "Claims" shall mean any and all claims, counterclaims, demands, actions, causes of actions, suits, debts, costs, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, expenses, obligations and liabilities whatsoever, known or unknown, at law or in equity, irrespective of whether such Claims arise out of contract, tort, violation of laws or regulations or otherwise, which the Borrower or any of its Subsidiaries ever had, now has or hereafter can, shall or may have against any Released Party for, upon, or by reason of any act, event, conduct, omission, matter, cause or thing whatsoever from any time before the date hereof.

         Section 17. No Transfer; No Other Claim. The Borrower represents and warrants to the Administrative Agent and each Bank that the Borrower (a) has not assigned or otherwise transferred to any Person any alleged Claim that the Borrower had, has or may have had against any Released Party and (b) is not aware of any events, facts or grounds that provide, or could provide, for any dispute, Claim, action, lawsuit, arbitration or administrative claim of any sort against any Released Party.

         Section 18. Definitions and References. Any term used herein that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms "Agreement" and "Credit Agreement" as used in the Credit Documents or any other instrument, document or writing furnished to the Administrative Agent or any Bank by the Borrower and referring to the Credit Agreement, shall mean the Credit Agreement as hereby amended.

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         Section 19. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Banks, the Administrative Agent and their respective successors, assigns, receivers and trustees (but the Borrower shall not assign its rights hereunder without the express prior written consent of the Majority Banks); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

         THE CREDIT DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                           BORROWER:

                                           INTEGRATED ELECTRICAL SERVICES, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           BANKS:

                                           JPMORGAN CHASE BANK, N.A.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           BANK OF SCOTLAND


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           LaSALLE BANK NATIONAL ASSOCIATION


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


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                                           WELLS FARGO BANK, N.A.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           SOUTHWEST BANK OF TEXAS, N.A.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           FIRST AMERICAN BANK, SSB HOUSTON


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           ALLIED IRISH BANK, P.L.C.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           AIB DEBT MANAGEMENT LIMITED


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           REGIONS BANK


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           FIRST BANK & TRUST


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

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                                           HIBERNIA NATIONAL BANK


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           RZB FINANCE LLC


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------